united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 10/31/16

Item 1. Reports to Stockholders.

Eagle MLP Strategy Fund
Class A Shares: EGLAX
Class C Shares: EGLCX
Class I Shares: EGLIX

Semi-Annual Report
October 31, 2016

Distributed by Northern Lights Distributors, LLC
Member FINRA

Eagle MLP Strategy Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The Fund’s performance figures* for the periods ended October 31, 2016, compared to its benchmark:

	Six Months	One Year	Annualized Three Year	Annualized Inception**- October 31, 2016	Annualized Inception*** October 31, 2016
Eagle MLP Strategy Fund - Class A	14.45%	(4.71)%	(8.04)%	(0.73)%	N/A
Eagle MLP Strategy Fund - Class A with load	7.86%	(10.17)%	(9.83)%	(2.14)%	N/A
Eagle MLP Strategy Fund - Class C	14.07%	(5.44)%	(8.75)%	N/A	(4.08)%
Eagle MLP Strategy Fund - Class 1	14.58%	(4.45)%	(7.80)%	(0.47)%	N/A
Alerian MLP Index	4.10%	(1.80)%	(5.19)%	(0.88)%	(3.15)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 1.75% for Class A shares, 2.50% for Class C shares and 1.51% for Class I shares per the August 29, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.66%, 2.41%, and 1.41% for Class A, Class C and Class I shares, respectively. The Fund’s performance would have been lower had the Co-Advisers not waived fees and/or reimbursed expenses. Class A shares are subject to a maximum sales charge up to 5.75% (which may be reduced or waived by the Adviser) imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date for Class A and Class I is September 14, 2012.

***	Inception date for Class C is February 21, 2013.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this asset class. Investors cannot invest directly in an index or benchmark.

Eagle MLP Strategy Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

October 31, 2016

The Fund’s Top Industry Sectors as of October 31, 2016 are as follows:

Asset Class	% of Net Assets
Master Limited Partnerships - MLPs
General Partner – Energy	23.4%
Diversified	18.4%
Pipelines & Transportation	14.8%
Shipping	14.1%
Pipeline-Refined Products	7.8%
Gathering/Processing	7.6%
Natural Gas Pipeline	3.8%
Energy Infrastructure	2.0%
Utility	0.4%
Exchange Traded Notes	6.1%
Short-Term Investment	0.3%
Preferred Stock - Energy Infrastructure	0.2%
Cash & Other Assets in Excess of Other Liabilities	1.1%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed analysis of the Fund’s holdings.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2016

Shares		Value
	MLP & MLP RELATED SECURITIES - 92.3%
	DIVERSIFIED - 18.4%
2,154,050	Enbridge Energy Management LLC *	$52,601,901
630,000	Energy Transfer Partner LP	22,037,400
1,391,000	Kinder Morgan, Inc.	28,418,130
700,000	NGL Energy Partners LP	12,460,000
575,000	Tesoro Logistics LP	27,450,500
		142,967,931
	ENERGY INFRASTRUCTURE - 2.0%
867,014	VTTI Energy Partners LP	15,346,148

	GATHERING/PROCESSING - 7.6%
649,127	DCP Midstream Partners LP	21,648,386
298,695	Midcoast Energy Partners LP	2,314,886
790,000	Targa Resources Corp.	34,681,018
		58,644,290
	GENERAL PARTNER - ENERGY - 23.4%
960,000	ONEOK, Inc.	46,492,800
4,649,000	Plains GP Holdings LP	58,391,440
1,027,680	Tallgrass Energy GP LP	24,181,310
1,800,000	The Williams Companies., Inc.	52,560,000
		181,625,550
	NATURAL GAS PIPELINE - 3.8%
1,025,000	Cheniere Energy Partners LP	20,438,500
565,000	Columbia Pipeline Partners LP	9,040,000
		29,478,500
	PIPELINE - REFINED PRODUCTS - 7.8%
422,322	Buckeye Partners LP	27,256,662
169,200	Genesis Energy LP	5,910,156
410,000	Magellan Midstream Partners LP	27,564,300
		60,731,118
	PIPELINES & TRANSPORTATION - 14.8%
1,270,639	Enlink Midstream LLC	19,377,245
1,471,000	Enterprise Products Partners LP	37,128,040
1,256,532	SemGroup Corp. - Class A	40,523,157
392,000	TransCanada Corp.	17,749,760
		114,778,202
	SHIPPING - 14.1%
500,000	Dynagas LNG Partners LP	7,135,000
1,410,701	GasLog Ltd.	21,654,260
601,787	GasLog Partners LP	12,336,634
1,239,600	Golar LNG Partners LP	25,486,176
331,484	Hoegh LNG Partners LP	5,900,415
815,000	Knott Offshore Partners LP	15,974,000
290,000	Navios Maritime Midstream Partners LP	3,546,700
713,694	Teekay Corp.	4,660,422
2,146,367	Teekay Offshore Partners, LP	12,835,275
		109,528,882

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2016

Shares		Value
	UTILITY - 0.4%
207,850	NRG Yield, Inc.	$3,061,630

	TOTAL MLP & MLP RELATED SECURITIES (Cost $834,254,330)	716,162,251

	EXCHANGE TRADED NOTES - 6.1%
	EQUITY FUNDS - 6.1%
1,225,000	ETRACS Alerian MLP Index ETN	23,250,500
800,000	JPMorgan Alerian MLP Index ETN	24,112,000
	TOTAL EXCHANGE TRADED NOTES (Cost $47,858,436)	47,362,500

	PREFERRED STOCK - 0.2%
	ENERGY INFRASTRUCTURE - 0.2%
28,130	Anadarko Petroleum Corp., 7.500% due 6/7/2018 (Cost $1,038,549)	1,185,679

Shares
	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
2,040,281	Goldman Sachs Financial Square Funds - Government Fund to yield 0.27% ** (Cost $2,040,281)	2,040,281

	TOTAL INVESTMENTS - 98.9% (Cost $885,191,596) (a)	$766,750,711
	OTHER ASSETS LESS LIABILITIES - 1.1%	8,906,249
	NET ASSETS - 100.0%	$775,656,960

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $876,575,003 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$43,883,601
Unrealized Depreciation:	(153,707,893)
Net Unrealized Depreciation:	$(109,824,292)

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on October 31, 2016.

MLP - Master Limited Partnership

Contracts		Value
	WRITTEN CALL OPTION - (0.0)%
(5,100)	Columbia Pipeline Partners LP, Expiration November 2016, Exercise Price $17 (Cost $ 103,065)	(38,250)

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2016

ASSETS
Investments (cost $885,191,596)	$766,750,711
Dividends and interest receivable	4,601,317
Receivable for securities sold	5,008,575
Receivable for Fund shares sold	542,856
Prepaid expenses and other assets	76,474
TOTAL ASSETS	776,979,933

LIABILITIES
Option contracts written (premium received $103,065)	38,250
Investment advisory fees payable	851,227
Payable for Fund shares purchased	368,266
Distribution (12b-1) fees payable	42,349
Payable to related parties	4,824
Accrued expenses and other liabilities	18,057
TOTAL LIABILITIES	1,322,973
NET ASSETS	$775,656,960

Net Assets Consist Of:
Paid in capital	$1,078,929,115
Undistributed net investment income	1,760,528
Accumulated net realized loss from security transactions and options	(186,653,499)
Net unrealized depreciation of investments and options	(118,379,184)
NET ASSETS	$775,656,960

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)(Continued)
October 31, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$60,158,811
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,531,297
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$7.99
Maximum offering price per share (maximum sales charge of 5.75%)	$8.48

Class C Shares:
Net Assets	$32,140,243
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,032,441
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.97

Class I Shares:
Net Assets	$683,357,906
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	85,441,432
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.00

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2016

INVESTMENT INCOME
Dividend Income	$23,807,313
Interest Income	15,948
TOTAL INVESTMENT INCOME	23,823,261

EXPENSES
Investment advisory fees	4,946,330
Distribution (12b-1) Fees:
Class A	89,044
Class C	167,263
Administrative services fees	212,921
Non 12b-1 shareholder servicing fees	203,156
Printing and postage expenses	60,014
Accounting services fees	52,687
Transfer agent fees	41,655
Custodian fees	28,290
Registration fees	24,253
Audit and tax fees	17,900
Legal fees	15,536
Compliance officer fees	15,069
Insurance expense	14,167
Trustees fees and expenses	8,255
Other expenses	1,612
TOTAL EXPENSES	5,898,152

Less: Fees waived by the Co-Advisers	(99,262)
NET EXPENSES	5,798,890
NET INVESTMENT INCOME	18,024,371

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss):
Investments	(35,737,345)
Options	(297)
Net Realized Loss	(35,737,642)

Net change in unrealized appreciation (depreciation) on:
Investments	122,730,327
Options	64,815
Foreign currency transactions	(1,195)
Net change in unrealized appreciation	122,793,947

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	87,056,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,080,676

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2016	Year Ended
	(Unaudited)	April 30, 2016
FROM OPERATIONS
Net investment income	$18,024,371	$28,569,495
Net realized loss from security transactions	(35,737,642)	(144,013,007)
Net change in unrealized appreciation (depreciation) of investments	122,793,947	(336,045,258)
Net increase (decrease) in net assets resulting from operations	105,080,676	(451,488,770)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(2,095,843)	(4,574,907)
Class C	(888,031)	(1,900,839)
Class I	(21,964,521)	(38,740,004)
From return of capital:
Class A	—	(1,052,926)
Class C	—	(350,602)
Class I	—	(7,991,480)
Net decrease in net assets resulting from distributions to shareholders	(24,948,395)	(54,610,758)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	11,102,903	54,824,735
Class C	1,877,467	9,049,713
Class I	103,738,849	660,498,525
Net asset value of shares issued in reinvestment of distributions:
Class A	1,907,484	5,052,910
Class C	827,844	2,130,064
Class I	17,956,265	37,685,926
Payments for shares redeemed:
Class A	(26,660,176)	(58,874,848)
Class C	(5,330,743)	(15,486,316)
Class I	(127,119,914)	(465,058,103)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(21,700,021)	229,822,606

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,432,260	(276,276,922)

NET ASSETS
Beginning of Period	717,224,700	993,501,622
End of Period*	$775,656,960	$717,224,700
* Includes undistributed net investment income of:	$1,760,528	$8,684,552

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended
	October 31, 2016	Year Ended
	(Unaudited)	April 30, 2016
Class A:
Shares Sold	1,409,847	6,758,755
Shares Reinvested	244,474	642,737
Shares Redeemed	(3,292,814)	(8,109,444)
Net decrease in shares of beneficial interest outstanding	(1,638,493)	(707,952)

Class C:
Shares Sold	240,403	1,034,582
Shares Reinvested	106,105	276,629
Shares Redeemed	(674,630)	(1,752,595)
Net decrease in shares of beneficial interest outstanding	(328,122)	(441,384)

Class I:
Shares Sold	13,083,753	79,308,807
Shares Reinvested	2,289,056	4,956,850
Shares Redeemed	(15,950,366)	(58,623,623)
Net increase (decrease) in shares of beneficial interest outstanding	(577,557)	25,642,034

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	October 31,		Year Ended	Year Ended	Year Ended	Period Ended
	2016		April 30,	April 30,	April 30,	April 30,
Class A	(Unaudited)		2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.20		$13.23	$13.30	$11.81	$10.00
Activity from investment operations:
Net investment income (2)	0.17		0.31	0.31	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.86		(5.76)	0.21	1.72	1.73
Total from investment operations	1.03		(5.45)	0.52	1.95	1.92
Less distributions from:
Net investment income	(0.24)		(0.48)	(0.11)	(0.04)	(0.05)
Net realized gains	—		—	—	—	(0.01)
Return of capital	—		(0.10)	(0.48)	(0.42)	(0.05)
Total distributions	(0.24)		(0.58)	(0.59)	(0.46)	(0.11)
Net asset value, end of period	$7.99		$7.20	$13.23	$13.30	$11.81
Total return (3)	14.45	%(6)	(41.37)%	3.91%	16.76%	19.21	%(6)
Net assets, at end of period (000s)	$60,159		$66,005	$130,640	$85,399	$18,609
Ratio of gross expenses to average net assets (4)(5)	1.68%		1.74%	1.72%	1.73%	2.06%
Ratio of net expenses to average net assets (5)	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets, net (5)	4.39%		3.43%	2.31%	1.83%	2.72%
Portfolio Turnover Rate	11	% (6)	30%	21%	7%	6	% (6)

(1)	The Eagle MLP Strategy Fund’s Class A shares commenced operations on September 14, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	October 31,		Year Ended	Year Ended	Year Ended	Period Ended
	2016		April 30,	April 30,	April 30,	April 30,
Class C	(Unaudited)		2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.18		$13.19	$13.29	$11.82	$10.00
Activity from investment operations:
Net investment income (2)	0.14		0.23	0.21	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.86		(5.73)	0.19	1.74	1.83
Total from investment operations	1.00		(5.50)	0.40	1.86	1.86
Less distributions from:
Net investment income	(0.21)		(0.43)	(0.10)	—	(0.02)
Return of capital	—		(0.08)	(0.40)	(0.39)	(0.02)
Total distributions	(0.21)		(0.51)	(0.50)	(0.39)	(0.04)
Net asset value, end of period	$7.97		$7.18	$13.19	$13.29	$11.82
Total return (3)	14.07	%(6)	(41.82)%	3.01%	15.91%	8.21	%(6)
Net assets, at end of period (000s)	$32,140		$31,322	$63,358	$24,169	$1,559
Ratio of gross expenses to average net assets (4)(5)	2.43%		2.49%	2.47%	2.48%	2.81%
Ratio of net expenses to average net assets (5)	2.40%		2.40%	2.40%	2.40%	2.40%
Ratio of net investment income to average net assets, net (5)	3.63%		2.64%	1.61%	0.99%	1.15%
Portfolio Turnover Rate	11	% (6)	30%	21%	7%	6	% (6)

(1)	The Eagle MLP Strategy Fund’s Class C shares commenced operations on February 21, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	October 31,		Year Ended	Year Ended	Year Ended	Period Ended
	2016		April 30,	April 30,	April 30,	April 30,
Class I	(Unaudited)		2016	2015	2014	2013 (1)
Net asset value, beginning of period	$7.21		$13.24	$13.32	$11.82	$10.00
Activity from investment operations:
Net investment income (2)	0.18		0.33	0.35	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.86		(5.76)	0.19	1.74	1.75
Total from investment operations	1.04		(5.43)	0.54	1.99	1.94
Less distributions from:
Net investment income	(0.25)		(0.50)	(0.12)	(0.07)	(0.06)
Net realized gains	—		—	—	—	(0.01)
Return of capital	—		(0.10)	(0.50)	(0.42)	(0.05)
Total distributions	(0.25)		(0.60)	(0.62)	(0.49)	(0.12)
Net asset value, end of period	$8.00		$7.21	$13.24	$13.32	$11.82
Total return (3)	14.58	%(6)	(41.18)%	4.08%	17.07%	19.43	%(6)
Net assets, at end of period (000s)	$683,358		$619,898	$799,504	$512,208	$116,204
Ratio of gross expenses to average net assets (4)(5)	1.43%		1.50%	1.47%	1.48%	1.81%
Ratio of net expenses to average net assets (5)	1.40%		1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets, net (5)	4.62%		3.82%	2.59%	1.99%	2.75%
Portfolio Turnover Rate	11	%(6)	30%	21%	7%	6	%(6)

(1)	The Eagle MLP Strategy Fund’s Class I shares commenced operations on September 14, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2016

1.	ORGANIZATION

The Eagle MLP Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return from income and capital appreciation.

The Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the Adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of a Co-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause a co-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “Significant Event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the co-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the co-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of October 31, 2016 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
MLP & MLP Related Securities	$716,162,251	$—	$—	$716,162,251
Exchange Traded Notes	47,362,500	—	—	47,362,500
Preferred Stock	1,185,679	—	—	1,185,679
Short Term Investment	2,040,281	—	—	2,040,281
Total	$766,750,711	$—	$—	$766,750,711
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$38,250			$38,250
Total	$38,250	$—	$—	$38,250

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Fund writes a call option, an amount equal to the

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund held one call option as of October 31, 2016.

For the six months ended October 31, 2016, the Fund had realized loss of $297 from option contracts.

For the six months ended October 31, 2016, the Fund had unrealized appreciation of $64,815 from option contracts.

The value of derivative instruments outstanding as of October 31, 2016, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above as an indicator of the volume of derivative activity for the fund.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

3.	INVESTMENT TRANSACTIONS

For the six months ended October 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $85,082,746 and $111,385,684 respectively.

The number of option contracts written and the premiums received by the Fund during the six months ended October 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	5,100.00	103,065
Options closed	—	—
Options expired	—	—
Options outstanding, end of period	5,100.00	$103,065

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC and Eagle Global Advisors, LLC, serve as the Fund’s investment co-advisers (the “Co-Advisers”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisers, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for their services and the related expenses borne by the Co-Advisers, the Fund pays the Co-Advisers a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended October 31, 2016, the Fund incurred advisory fees of $4,946,330.

Pursuant to a written contract (the “Waiver Agreement”), the Co-Advisers have agreed, at least until August 31, 2017, to waive a portion of their advisory fee and have agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than a Co-Adviser)) do not exceed 1.65% per annum of Class A average daily net assets, 2.40% per annum of Class C average daily net assets, and 1.40% per annum of Class I average daily net assets (the “Expense Limitation”). For the six months ended October 31, 2016, the Co- Advisers waived expenses of $99,262.

If the Co-Advisers waive any fees or reimburse any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares, irrespectively, are subsequently less than the Expense Limitation, the Co-Advisers shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

cause the Fund’s expenses to exceed the Expense Limitation. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Co-Advisers may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

The following amounts are subject to recapture by the Co-Advisers by the following dates:

April 30, 2017	April 30, 2018	April 30, 2019
$311,517	$615,962	$736,810

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended October 31, 2016, the Fund paid $89,044 and $167,263 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the six months ended October 31, 2016, the Distributor received $129,398 from front-end sales charge of which $18,163 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the tax year ended April 30, 2015 and the tax year ended October 31, 2015 was as follows:

	Tax Year Ended	Tax Year Ended
	October 31, 2015	April 30, 2015
Ordinary Income	$15,794,675	$6,549,046
Return of Capital	9,395,008	32,767,279
	$25,189,683	$39,316,325

The components of accumulated earnings/(deficit) on a tax basis as of October 31, 2015, adjusted for activity through fiscal year end April 30, 2016, were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(150,847,898)	$—	$(232,556,538)	$(383,404,436)

The difference between book basis and tax basis unrealized depreciation, accumulated net realized losses from security transactions and accumulated net investment income (loss) is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $1,919.

At the Fund’s tax year end of October 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$40,040,187	$17,166,209	$57,206,396

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, and tax adjustments for partnerships, resulted in reclassification for the tax year ended October 31, 2015, adjusted for activity through fiscal year end April 30, 2016, as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(21,743,852)	$15,021,393	$6,722,459

Eagle MLP Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Eagle MLP Strategy Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2016

As a shareholder of the Eagle MLP Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	5/1/16	10/31/16	5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$1,000.00	$1,144.50	$ 8.92	1.65%
Class C	$1,000.00	$1,140.70	$ 12.95	2.40%
Class I	$1,000.00	$1,145.80	$ 7.57	1.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	5/1/16	10/31/16	5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$1,000.00	$1,016.89	$ 8.39	1.65%
Class C	$1,000.00	$1,013.11	$ 12.18	2.40%
Class I	$1,000.00	$1,018.15	$ 7.12	1.40%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Eagle MLP Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Eagle Global Advisors, LLC and Princeton Fund Advisors, LLC (Co-Advisers to Eagle MLP Strategy Fund)

In connection with the regular meeting held on June 22-23, 2016, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Eagle Global Advisors, LLC (“Eagle”) and Princeton Fund Advisors, LLC (“Princeton”) (each an “Adviser” and together, “Co-Advisers”), and the Trust, with respect to the Eagle MLP Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Eagle is an employee-owned investment adviser with approximately $3.9 billion in assets under management and currently provides investment advisory services to a wide range of clients, including pension plans, endowments, foundations and individuals, while offering equity strategies in U.S., international, global, balanced, and energy master limited partnerships (“MLPs”) for qualified investors. The Trustees further noted the education and experience of the investment team at Eagle, discussing the support the investment ream receives from research analysts, administrators and client service professionals. With respect to the Fund, the Trustees considered that Eagle provides quantitative and fundamental analysis on each security the adviser selects for the Fund’s portfolio. The Board reviewed the Adviser’s investment process, considering that the Adviser’s Investment Committee meets regularly to review the strategy and make investment decisions for the Fund in the same manner it does for its other clients that invest primarily in MLPs. The Trustees noted that the adviser is aware that not all risks can be eliminated, but the adviser’s experience in analyzing MLPs and MLP-related securities and risk mitigation processes help the adviser manage the Fund’s risk. The Trustees reviewed the Adviser’s broker-dealer selection process, which consists of an annual review of factors including execution quality, costs and overall service in creating a raking of preferred brokers to use for future execution considerations. The Trustees noted that there were no material compliance or litigation issues since the co-advisory agreement was last renewed. The Trustees concluded that Eagle has a knowledgeable and experienced investment team with the resources to continue to provide quality investment advisory services to the Fund and its shareholders.

The Trustees noted that Princeton was founded in 2011 and has approximately $795 million in assets under management; Princeton provides a variety of alternative asset management strategies to institutional and individual clients. The Trustees considered the experience of the key personnel at Princeton, noting that their duties with respect to the Fund involve conducting due diligence on

Eagle MLP Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Eagle as well as monitoring the Fund’s investment portfolio to ensure the Fund remains in compliance with its investment guidelines and restrictions. The Board reviewed the other services provided by Princeton with respect to the Fund, including the operational, regulatory, compliance, administrative, and oversight functions provided to the Fund. The Trustees commented on Princeton’s risk management culture, specifically noting the regular communications between Princeton and Eagle to identify and mitigate risks to the extent possible. The Trustees also discussed the Adviser’s use of stress test scenarios to bolster the Fund’s overall risk mitigation. The Trustees reviewed the Adviser’s process for monitoring the Fund’s compliance, noting that the Adviser’s investment committee meets regularly to ensure the Fund is in compliance with its investment limitations and the Trustees discussed the Adviser’s ability to assume full portfolio management responsibilities should the need arise. The Trustees concluded that the management expertise and other resources Princeton provides to the Fund benefit the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the one-, two-, three- and since-inception periods, noting that the Fund has underperformed all of its benchmarks and its Morningstar category. The Trustees discussed the structural challenges the Fund faces in a down market based on the Fund’s structure as a mutual fund as compared to the C-corporation structure of the Fund’s competitors. In evaluating the Fund’s relative performance, the Trustees considered the tax benefit the Fund’s competitors receive during down markets, which boosts their overall performance, making a direct comparison to the Fund difficult. The Trustees considered the Fund’s year-to-date performance, noting that the Fund is returning over 21% and is ranked twenty-third (23rd) of the 124 funds in its Morningstar category. The Trustees discussed the market trends and the Fund’s positioning within the market, noting that the Fund appears to be well positioned as the market recovers. The Trustees concluded that based on the Co-Advisers’ performance over a full market cycle and the Fund’s improving performance as the market improves, Eagle and Princeton should continue to advise the Fund.

Fees and Expenses. The Trustees noted that the advisory fee charged by the Co-Advisers is 1.25%, which is above the average of the Morningstar category and the peer group and equal to the highest advisory fee of the funds in the Morningstar category and peer group. The Trustees further noted that the net advisory fee after fee waiver and/or fee reimbursement was 1.15% bringing the Fund’s advisory fee, after waiver, within 0.10% of the peer group average and 0.05% of the Morningstar category average. With respect to the net expense ratio, the Trustees considered that the Fund’s net expense ratio was lower than the Morningstar category average and while it was higher than the peer group average, it was well within the range of net expense ratios of the funds in the Fund’s peer group. The Trustees discussed the allocation of the advisory fee between the Co-Advisers and agreed that it appeared reasonable in light of the allocation of responsibilities. After further discussion, given the oversight, compliance and administrative services provided by Princeton and considering the fees charged by Eagle to its other accounts, the Trustees concluded that the advisory fee charged to the Fund was not unreasonable.

Profitability. The Trustees considered the profitability of each Adviser with respect to the investment advisory services it provides to the Fund. The Trustees considered the split of the advisory fee between the Advisers, noting that Eaglereceives a larger portion of the advisory fee. The Trustees noted Eagle’s day-to-day portfolio management responsibilities and expertise in the

Eagle MLP Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

MLP sector. Based on a consideration of the Fund’s performance and the services the advisers render to the Fund, the Trustees concluded that the profits realized by each Adviser from its relationship with the Fund were not excessive.

Economies of Scale. The Trustees noted that the Co-Advisers currently have an expense limitation in place with respect to each share class that the advisers intend to renew. Based on the size of the Fund and the level of the expense limitation, the Co-Advisers anticipate waiving and/or reimbursing fees until the Fund reaches $1.2-$1.5 billion in assets. The Trustees noted that the Co-Advisers would be willing to revisit breakpoints in the future as the Fund’s assets increase. After considering the expense limitation and the Fund’s current level of assets, the Trustees agreed to revisit economies of scale in the future as the Fund’s assets increase.

Conclusion. Having requested and received such information from the Co-Advisers as the Trustees believed to be reasonable necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the advisory fee is reasonable and that approval of the Advisory Agreement is in the best interest of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT CO-ADVISORS

Princeton Fund Advisors, LLC

1180 Lincoln Street, Suite 680

Denver, CO 80203

Eagle Global Advisors, LLC

5847 San Felipe, LLC

Houston, TX 77057

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/ President

Date 1/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/ President

Date 1/9/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/ Treasurer

Date 1/9/17